                                                                    Exhibit 10.7

                                 PROMISSORY NOTE

---------------- -------------- ------------- -------------- ------------- -------------- -------------- -------------
   Principal       Loan Date      Maturity      Loan No.     [Call/Coll.]     Account        Officer       Initials
  $240,000.00     11/15/2006     11/15/2016    2000207186       [4100]        307275           123
---------------- -------------- ------------- -------------- ------------- -------------- -------------- -------------
    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or Item.
 Any item above containing ***** has been omitted due to text length limitations.
----------------------------------------------------------------------------------------------------------------------

Borrower:         DCI, INC. (TIN:  48-0876575)               Lender:           Bank Midwest N.A.
                  846 N. MART WAY COURT                                        City Center Square Facility
                  OLATHE, KS  66061                                            1100 Main, Suite 350
                                                                               Kansas City, MO  64105
=======================================================================================================================

Principal Amount:  $240,000.00                   Initial Rate: 7.940%           Date of Note:  November 15, 2006

PROMISE TO PAY. DCI,  INC.  ("Borrower")  promises to pay to Bank Midwest,  N.A.
("Lender"),  or order,  in lawful  money of the United  States of  America,  the principal  amount of Two Hundred Forty Thousand & 00/100 Dollars  ($240,000.00),
together with interest on the unpaid  principal  balance from November 15, 2006, until paid in full.

PAYMENT.  Subject to any payment  changes  resulting  from changes in the Index,
Borrower  will  pay  this  loan  in 120  payments  of  $2,918.64  each  payment.
Borrower's  first payment is due December 15, 2006, and all subsequent  payments are due on the same day of each month after that.  Borrower's final payment will be due on  November  15,  2016,  and will be for all  principal  and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by  applicable  law,  payments  will be applied  first to any accrued unpaid interest;  then to principal;  then to any late charges; and then to any  unpaid  collection  costs.  The  annual  interest  rate for this Note is computed  on a 365/360  basis;  that is,  by  applying  the ratio of the  annual interest rate over a year of 360 days,  multiplied by the outstanding  principal balance,  multiplied  by the  actual  number of days the  principal  balance  is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE: The interest rate on this Note is subject to change from time to time based on changes in an independent Index which is the 5 year T-Bill
Treasury  constant  maturities  average rate as published in the Federal Reserve
Statistical Release H.15 (the "Index").  The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan,  Lender may  designate a  substitute  index  after  notifying
Borrower.  Lender  will tell  Borrower  the current  Index rate upon  Borrower's request.  The interest  rate change will not occur more often than each five (5)
years.  Borrower  understands that Lender may make loans based on other rates as well. The Index  currently is 4.690% per annum.  The interest rate to be applied to the  unpaid  principal  balance  during  this Note will be at a rate of 3.250 percentage  points over the Index,  resulting  in an initial  rate of 7.940% per annum.  NOTICE:  Under no  circumstances  will the interest rate on this Note be more than the maximum rate allowed by applicable law.  Whenever  increases occur in the  interest  rate,  Lender,  at its  option,  may  do  one or  more  of the following:  (A) increase  Borrower's payments to ensure Borrower's loan will pay off by its original final maturity  date;  (B) increase  Borrower's  payments to cover accruing interest; (C) increase the number of Borrower's payments, and (D)
continue  Borrower's  payments at the same amount and increase  Borrower's final payment.

PREPAYMENT: Borrower agrees that all loan fees and other prepaid finance charges are  earned  fully as of the date of the loan and will not be  subject to refund upon early  payment  (whether  voluntary or as a result of  default),  except as otherwise  required by law.  Except for the foregoing,  Borrower may pay without penalty  all or a portion  of the  amount  owed  earlier  than it is due.  Early payments will not,  unless agreed to by Lender in writing,  relieve  Borrower of
Borrower's  obligation to continue to make payments under the payment  schedule.
Rather,  early payments will reduce the principal  balance due and may result in
Borrower's  making fewer  payments.  Borrower agrees not to send Lender payments marked "paid in full",  "without  recourse",  or similar  language.  If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this note,  and Borrower will remain  obligated to pay any further  amount
owed  to  Lender.  All  written  communications   concerning  disputed  amounts,
including any check or other payment  instrument that indicates that the payment constitutes  "payment in

                                PROMISSORY NOTE
Loan No. 2000207186               (Continued)                             Page 2

================================================================================

full"  of the  amount  owed  or  that  is  tendered  with  other  conditions  or limitations  or as full  satisfaction  of a  disputed  amount  must be mailed or delivered to: Bank Midwest, N.A., City Center Square Facility,  1100 Main, Suite
350, Kansas City, MO 64105.

LATE CHARGE:  If a payment is more than 10 days late,  Borrower  will be charged
5.000% of the unpaid portion of the regularly scheduled payment.

INTEREST  AFTER  DEFAULT.  Upon  default,  including  failure  to pay upon final maturity,  the  interest  rate on this Note shall be increased by adding a 5.000 percentage point margin  ("Default Rate Margin").  The Default Rate Margin shall also apply to each  succeeding  interest rate change that would have applied had there been no default.  However,  in no event will the interest  rate exceed the maximum interest rate limitations under applicable law.

DEFAULT.  Each of the following shall  constitute an event of default ("Event of
Default") under this Note.

          Payment  Default.  Borrower  fails to make any payment  when due under this Note.

          Other Defaults.  Borrower fails to comply with or to perform any other term,  obligation,  covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation,  covenant or condition  contained  in any other  agreement between Lender and Borrower.

          Default in Favor of Third  Parties.  Borrower or any Grantor  defaults under any loan, extension of credit,  security agreement,  purchase or sales  agreement,  or any  other  agreement,  in  favor  of any  other creditor  or  person  that may  materially  affect  any of  Borrower's
          property  or  Borrower's   ability  to  repay  this  Note  or  perform
          Borrower's   obligations  under  this  Note  or  any  of  the  related
          documents.

          False  Statements.  Any warranty,  representation or statement made or furnished  to Lender by Borrower or on  Borrower's  behalf  under this
          Note or the related  documents is false or  misleading in any material respect,  either now or at the time made or furnished or becomes false or misleading at any time thereafter.

          Insolvency.  The dissolution or termination of Borrower's existence as a going  business,  the insolvency of Borrower,  the  appointment of a receiver for any part of Borrower's  property,  any assignment for the
          benefit  of  creditors,   any  type  of  creditor   workout,   or  the
          commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

          Creditor or Forfeiture  Proceedings.  Commencement  of  foreclosure or forfeiture  proceedings,  whether by judicial  proceeding,  self-help, repossession  or any other  method,  by any creditor of Borrower or by any  governmental  agency against any  collateral  acquiring the loan.
          This includes a garnishment of any of Borrower's  accounts,  including deposit accounts,  with Lender.  However,  this Event of Default shall not  apply if there is a good  faith  dispute  by  Borrower  as to the validity  or  reasonableness  of the  claim  which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice f the  creditor or  forfeiture  proceeding  and  deposits  with
          Lender  monies  or a  surety  bond  for  the  creditor  or  forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

          Events  Affecting  Guarantor.  Any of the preceding events occurs with respect to any Guarantor of any of the  indebtedness  or any Guarantor dies or becomes  incompetent,  or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this
          Note. In the event of a death,  Lender, at its option,  may, but shall
          not  be  required  to,  permit  the   Guarantor's   estate  to  assume
          unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

                                PROMISSORY NOTE
Loan No. 2000207186               (Continued)                             Page 3

================================================================================

          Change in Ownership.  Any change in ownership of  twenty-five  percent
          (25%) or more of the common stock of Borrower.

          Adverse  Change.  A  material  adverse  change  occurs  in  Borrower's financial  condition,  or Lender  believes  the prospect of payment or performance of this Note is impaired.

          Cure  Provisions.  If any default,  other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same  provision of this note within the preceding  twelve (12) months, it may be cured if  Borrower,  after  receiving  written  notice  from
          Lender  demanding  cure of such default:  (1) cures the default within ten (10) days;  or (2) if the cure  requires  more than ten (10) days, immediately  initiates  steps  which  Lender  deems in  Lender's  sole discretion  to be  sufficient  to  cure  the  default  and  thereafter continues and completes all reasonable and necessary steps  sufficient to produce compliance as soon as reasonably practical.

LENDER'S  RIGHTS.  Upon default,  Lender may declare the entire unpaid principal balance under this Note and all accrued  unpaid  interest  immediately  due, and then Borrower will pay that amount.

ATTORNEYS' FEES;  EXPENSES.  Lender may hire or pay someone else to help collect this Note if Borrower does not pay.  Borrower will pay Lender that amount.  This includes,  subject to any limits under applicable law, Lender's  attorneys' fees and  Lender's  legal  expenses  whether  or not  there is a  lawsuit,  including attorneys' fees and expenses for bankruptcy  proceedings  (including  efforts to modify  or  vacate  any  automatic  stay or  injunction),  and  appeals.  If not prohibited  by  applicable  law,  Borrower  also  will pay any court  costs,  in addition to all other sums provided by law.

GOVERNING  LAW.  This Note will be governed by federal law  applicable to Lender and,  to the  extent not  preempted  by  federal  law,  the laws of the State of
Missouri  without regard to its conflicts of law provisions.  This Note has been accepted by Lender in the State of Missouri.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of JOHNSON County, State of Kansas.

DISHONORED  ITEM FEE.  Borrower  will pay a fee to Lender of $15.00 if  Borrower makes a payment on Borrower's  loan and the check or  preauthorized  charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff in all  Borrower's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes all accounts  Borrower  holds jointly  with  someone  else and all  accounts  Borrower may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower  authorizes Lender, to the extent permitted by applicable law, to charge or setoff all amounts owing on the indebtedness against any and all such accounts.

COLLATERAL.  Borrower  acknowledges  this Note is secured  by A MORTGAGE  IN THE
AMOUNT OF $240,000.00 DATED NOVEMBER 15, 2006. IN ADDITION,  COLLATERAL SECURING
OTHER LOANS WITH LENDER ALSO SECURES THIS LOAN.

ADDITIONAL  EVENTS OF DEFAULT.  I agree to provide  reasonable  financial/income information including, but not limited to, signed financial statements,  Federal
Tax Returns, and lease/rental documents to the Lender within 30 days of lender's written  request.  The financial  statement  shall consist of at least a balance sheet, a listing of all contingent liabilities,  and a statement of year-to-date income  as of the  close of any past  fiscal  year.  Failure  on the part of the borrower(s) to provide the requested  information  may be considered an event of default under this note or agreement.

                                PROMISSORY NOTE
Loan No. 2000207186               (Continued)                             Page 4

================================================================================

SUCCESSOR INTERESTS.  The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs,  personal  representatives,  successors and assigns,  and shall inure to the benefit of lender and its successors and assigns.

GENERAL PROVISIONS.  If any part of this Note cannot be enforced, this fact will not affect the rest of the Note.  Lender may delay or forgo enforcing any of its rights or remedies under this Note without  losing them.  Borrower and any other person who signs,  guarantees or endorses  this Note,  to the extent  allowed by law, waive  presentment,  demand for payment,  and notice of dishonor.  Upon any change in the terms of this  Note,  and  unless  otherwise  expressly  stated in
writing,   no  party  who  signs  this  Note,   whether  as  maker,   guarantor,
accommodation  maker or endorser,  shall be released  from  liability.  All such parties agree that Lender may renew or extend  repeatedly  and for any length of time this loan or release any party or guarantor or collateral;  or impair, fail to realize upon or perfect  Lender's  security  interest in the collateral;  and take any other  action  deemed  necessary  by Lender  without  the consent of or notice to anyone.  All such  parties also agree that Lender may modify this loan without  the  consent of or notice to anyone  other than the party with whom the modification is made. The obligations under this Note are joint and several.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY,  EXTEND CREDIT OR TO FOREBEAR FROM
ENFORCING  REPAYMENT OF A DEBT  INCLUDING  PROMISES TO EXTEND OR RENEW SUCH DEBT
ARE NOT  ENFORCEABLE  REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT
IS IN ANY WAY RELATED TO THE CREDIT  AGREEMENT.  TO PROTECT YOU (BORROWER(S) AND
US (LENDER) FROM  MISUNDERSTANDING  OR  DISAPPOINTMENT,  ANY AGREEMENTS WE REACH
COVERING SUCH MATTERS ARE  CONTAINED IN THIS WRITING,  WHICH IS THE COMPLETE AND
EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN
WRITING TO MODIFY IT.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

PRIOR TO SIGNING THIS NOTE,  BORROWER READ AND  UNDERSTOOD ALL THE PROVISIONS OF
THIS NOTE,  INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.  BORROWER AGREES TO
THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

DCI, INC.

By:
    ----------------------------------------------------------
    KARL B. GEMPERLI, President of DCI, INC.